RELATED PARTY TRANSACTIONS	12 Months Ended
Jan. 03, 2021
RELATED PARTY TRANSACTIONS
NOTE 6 - RELATED PARTY TRANSACTIONS

BTND Trading

BTND Trading, an entity separate from the Company owned by certain significant shareholders of the Company, from time-to-time BTND Trading has advanced funds to the Company. On December 29, 2019, $207,729 was due to BTND Trading at 8% annual interest. In August 2020, the amount due to BTND Trading was repaid in full.

Next Gen Ice

In 2019, the Company made cash advances to Next Gen Ice, Inc. (NGI) in the form of Series C Notes totaling a principal amount of $179,000. The Company’s CEO, Gary Copperud, is Chairman of the Board of Directors of NGI and the Company’s Chief Operating Officer, Kenneth Brimmer, is also a member of the Board of Directors of NGI and serves as Chief Financial Officer of NGI on a contract basis. Mr. Copperud and a limited liability company controlled by him together own approximately 34% of the outstanding equity of NGI. On March 2, 2020, the Series C Notes were modified and the maturity extended to August 31, 2020. As part of the Note modification, the Company received 179,000 shares of Common Stock in NGI from the founders of NGI representing approximately 2% of NGI shares outstanding. The Company also holds warrants to purchase 358,000 shares at a price of $1.00 per share through March 23, 2023. The common stock and common stock purchase warrants received by the Company were recorded at a value determined by the Company of $75,000. This amount was also recorded at a discount to the note receivable and was recognized as interest income over the extended term of the Note. The Company has determined that its investment in NGI does not have a readily determinable market value and therefore is carried at the cost determined by the Company at the time the shares and warrants were received. The Series C Notes were repaid in August 2020, with interest, and currently there are no outstanding amounts due to the Company from NGI.